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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           OFFER FOR ALL OUTSTANDING
               9 7/8% SERIES C SENIOR SUBORDINATED NOTES DUE 2006
                                IN EXCHANGE FOR
               9 7/8% SERIES D SENIOR SUBORDINATED NOTES DUE 2006
                                       OF
                              SAFELITE GLASS CORP.

     Registered holders of outstanding 9 7/8% Series C Senior Subordinated Notes due 2006 (the "Initial Notes") who wish to tender their Initial Notes in exchange for a like principal amount of 9 7/8% Series D Senior Subordinated Notes due 2006 (the "Exchange Notes") and whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to State Street Bank and Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, See "The Exchange Offer -- How to Tender" in the Prospectus.

                               The Exchange Agent
                             for the Exchange Offer
                                      is:

                      STATE STREET BANK AND TRUST COMPANY

         By Registered or Certified Mail:                          By Overnight Courier:
        State Street Bank and Trust Company                 State Street Bank and Trust Company
                   P.O. Box 778                             Two International Place, 4th Floor
               Boston, MA 02102-0078                             Corporate Trust Division
               Attn.: Kellie Mullen                                  Boston, MA 02110
                                                                   Attn.: Kellie Mullen

                     By Hand:                                          By Facsimile:
        State Street Bank and Trust Company                 State Street Bank and Trust Company
        Two International Place, 4th Floor                            (617) 664-5290
             Corporate Trust Division                              Attn.: Kellie Mullen
                 Boston, MA 02110
               Attn.: Kellie Mullen

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amounts of Initial Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated           , 1999 of Safelite Glass Corp. (the "Prospectus"),
receipt of which is hereby acknowledged.
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
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                        DESCRIPTION OF SECURITIES TENDERED
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                       NAME AND ADDRESS OF REGISTERED HOLDER
AS IT APPEARS ON THE PRIVATELY PLACED 9 7/8% SERIES C SENIOR SUBORDINATED NOTES DUE
                              2006, ("INITIAL NOTES")
-----------------------------------------------------------------------------------



---------------------------------------------------------

CERTIFICATE NUMBER(S) OF   PRINCIPAL AMOUNT OF INITIAL
INITIAL NOTES TRANSMITTED        NOTES TRANSMITTED
---------------------------------------------------------
---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
       Total Securities
         Tendered


                        THE FOLLOWING MUST BE COMPLETED

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the Initial Notes, together with a properly completed and duly executed Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
              ------------------------------------------       ----------------------------------------------
                                                               (AUTHORIZED SIGNATURE)

Address:                                                       Title:
         -----------------------------------------------              ---------------------------------------


--------------------------------------------------------       Name:
                                              (Zip Code)             ----------------------------------------

Area Code and
Telephone Number:                                              Date:
                  -----------------------------------                ----------------------------------------

NOTE: DO NOT SEND INITIAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY, INITIAL NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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